EXHIBIT 32b.

Certification by the Chief Financial Officer Pursuant to 18 U. S. C. Section 1350, as

Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U. S. C. Section 1350, I, Charles Bancroft, hereby certify that, to the best of my knowledge, Bristol-Myers Squibb Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the Report), as filed with the Securities and Exchange Commission on February 18, 2011, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Bristol-Myers Squibb Company.

/S/ CHARLES BANCROFT
Charles Bancroft Chief Financial Officer February 18, 2011

E-32-2